Exhibit 20.1

CNH Equipment Trust 2001-B

$321,500,000 Class A-1  2.1125% Asset Backed Notes due December 16, 2002

$170,000,000 Class A-2 2.495% Asset Backed Notes due April 15, 2004

$331,000,000 Class A-3 3.405% Asset Backed Notes due March 15, 2006

$132,328,000 Class A-4  4.450% Asset Backed Notes due April 16, 2007

$43,401,000 Class B  4.300% Asset Backed Notes due May 15, 2008

$22,977,424  4.300% Asset Backed Certificates

Please contact Kim Zier at 262-636-6644 with any questions regarding this report or e-mail abs@cnh.com.  For additional information consult http://investors.cnh.com.

		801100	801101	801103	801151	5801100	5801101	5801103	5801151
Cutoff Date		4/30/2004
Date Added		10/31/2001	10/31/2001	10/31/2001	10/31/2001	10/31/2001	10/31/2001	10/31/2001	10/31/2001
Pool	Period	Pool 1	Pool 2	Pool 3	Pool 4	Pool 5	Pool 6	Pool 7	Pool 8
Scheduled Cashflows	0	510,286.71	1,549,161.95	55,851.82	402,802.83	378,308.63	1,365,820.40	7,963.89	156,780.39
	1	596,429.05	1,912,174.56	264,709.96	1,247,784.84	564,727.91	1,880,326.48	35,426.78	671,519.11
	2	591,560.79	3,342,178.15	299,913.58	1,579,482.51	640,988.53	3,318,983.53	46,763.54	1,123,089.78
	3	962,882.79	4,872,291.11	307,118.04	1,241,644.53	653,885.82	4,262,739.73	48,317.33	569,251.00
	4	611,165.90	5,795,338.59	306,934.60	905,294.22	622,142.27	4,156,525.57	64,272.18	365,831.69
	5	3,863,336.09	8,205,507.93	464,681.06	441,427.15	1,600,452.08	3,079,058.17	82,733.34	55,989.27
	6	5,155,853.52	2,219,807.38	243,665.13	51,800.56	2,449,159.35	2,286,228.57	651,172.93	32,576.49
	7	1,620,019.91	2,926,200.25	32,418.80	12,506.92	522,523.88	3,169,298.77	1,028.75	59,093.60
	8	1,034,379.66	3,539,349.94	4,506.42	8,644.98	551,872.43	1,867,109.25	250.00	7,590.08
	9	723,006.93	2,512,404.45	2,419.12	8,621.06	475,461.80	1,540,305.04	0.00	10,306.85
	10	537,797.79	1,945,792.01	2,419.12	7,734.84	453,983.15	1,488,294.11	0.00	6,359.81
	11	576,856.18	2,234,850.41	2,419.12	7,734.84	538,498.61	1,606,630.52	13,503.60	12,393.06
	12	620,890.46	1,820,061.83	2,419.12	7,734.84	505,449.94	1,403,507.03	0.00	5,023.58
	13	536,220.79	1,499,364.64	2,419.12	7,734.84	475,486.73	1,313,683.49	0.00	45,632.57
	14	456,367.92	2,475,345.20	2,419.12	7,734.80	455,967.42	2,211,498.42	0.00	2,283.16
	15	738,321.89	3,151,584.27	2,419.12	4,496.31	456,986.88	2,983,221.72	0.00	2,283.16
	16	452,102.28	4,269,015.09	2,419.12	3,105.90	444,912.48	2,971,645.05	0.00	2,283.32
	17	2,881,149.22	5,953,567.43	2,419.23	15,105.70	1,171,261.56	1,971,728.78	16,066.18	34,293.56
	18	3,809,474.85	1,495,260.11	0.00	0.00	1,973,415.65	1,233,911.44	11,423.60	0.00
	19	1,282,793.57	2,217,563.20	0.00	0.00	356,661.33	1,637,802.13	0.00	2,638.60
	20	719,444.20	2,718,171.66	0.00	0.00	368,529.88	1,139,658.50	0.00	0.00
	21	526,009.86	1,766,828.13	0.00	0.00	317,629.08	992,538.29	0.00	4,575.95
	22	357,501.56	1,258,370.84	0.00	0.00	295,242.92	1,016,294.37	0.00	3,855.69
	23	377,016.38	1,489,880.04	0.00	0.00	351,928.35	1,092,635.09	13,503.60	0.00
	24	384,747.79	1,092,481.28	0.00	0.00	325,627.63	874,914.82	0.00	0.00
	25	355,409.72	713,383.89	0.00	0.00	312,496.24	812,413.28	0.00	0.00
	26	254,870.42	1,334,084.73	0.00	0.00	284,096.50	1,490,702.21	0.00	0.00
	27	557,610.28	1,814,906.92	0.00	0.00	286,814.00	1,992,766.52	0.00	0.00
	28	266,007.50	2,705,448.28	0.00	0.00	275,524.26	1,900,060.00	0.00	0.00
	29	2,203,493.72	3,650,282.68	0.00	12,000.00	785,805.25	1,039,305.82	10,023.60	30,810.80
	30	3,015,487.56	342,379.11	0.00	0.00	1,478,023.50	132,936.56	11,423.60	0.00
	31	771,839.94	506,734.02	0.00	0.00	84,341.13	154,323.63	0.00	0.00
	32	152,281.31	601,168.02	0.00	0.00	93,434.44	150,414.79	0.00	0.00
	33	51,662.54	181,265.97	0.00	0.00	34,269.57	144,989.76	0.00	0.00
	34	41,336.88	92,152.12	0.00	0.00	24,813.50	114,263.50	0.00	0.00
	35	31,989.51	62,359.86	0.00	0.00	52,530.11	108,738.00	0.00	0.00
	36	48,010.15	34,034.08	0.00	0.00	36,532.92	95,453.43	0.00	0.00
	37	41,403.40	5,231.02	0.00	0.00	29,945.45	85,215.10	0.00	0.00
	38	1,607.89	13,255.55	0.00	0.00	30,414.06	162,974.08	0.00	0.00
	39	1,607.89	286,444.24	0.00	0.00	23,051.50	243,177.11	0.00	0.00
	40	100,097.48	65,885.35	0.00	0.00	22,665.97	320,485.89	0.00	0.00
	41	1,642.42	86,069.86	0.00	0.00	101,479.05	173,222.26	0.00	0.00
	42	90,797.99	35,239.65	0.00	0.00	145,960.86	8,810.21	0.00	0.00
	43	19,217.09	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	49	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	51	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	52	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	53	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	54	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	55	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	56	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	57	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	58	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	59	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	62	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	63	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	64	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	65	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	67	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	69	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	71	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	72	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	73	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	74	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	76	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	77	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	78	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Amount of Scheduled Cashflow	Total	37,931,989.78	84,792,875.80	2,001,571.60	5,973,391.67	21,053,302.62	59,994,611.42	1,013,872.92	3,204,461.52
Discount Rate		6.750%	6.750%	6.750%	6.750%	6.750%	6.750%	6.750%	6.750%
Beginning Contract Value		36,284,980.51	82,862,163.72	2,270,137.46	7,160,581.02	20,317,863.77	58,912,850.93	1,049,671.21	3,611,970.99
Scheduled Contract Value Decline		1,000,665.17	3,565,212.61	291,371.51	1,414,711.35	868,928.12	3,064,257.31	56,009.14	536,048.41
Unscheduled Contract Value Decline		342,115.29	449,046.97	17,846.31	(140,587.74)	14,605.51	(46,690.44)	14,905.68	(74,750.94)
Additional Contract Value Added		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending Contract Value		34,942,200.04	78,847,904.14	1,960,919.64	5,886,457.40	19,434,330.14	55,895,284.06	978,756.40	3,150,673.51

CNH Equipment Trust 2001-B

$321,500,000 Class A-1  2.1125% Asset Backed Notes due December 16, 2002

$170,000,000 Class A-2 2.495% Asset Backed Notes due April 15, 2004

$331,000,000 Class A-3 3.405% Asset Backed Notes due March 15, 2006

$132,328,000 Class A-4  4.450% Asset Backed Notes due April 16, 2007

$43,401,000 Class B  4.300% Asset Backed Notes due May 15, 2008

$22,977,424  4.300% Asset Backed Certificates

Settlement Date
Scheduled Payment Date	12/15/2001	5/15/2004
Actual Payment Date	12/17/2001	5/17/2004
Collection Period Begin Date		4/1/2004
Collection Period End Date		4/30/2004
Days in accrual period (30/360)		30
Days in accrual period (act/360)		32
1 month LIBOR Rate		1.1000%

Collateral Summary
Wtd. Average Discount Rate		6.750%
Beginning Contract Value		212,470,219.60
Scheduled Contract Value Decline		10,797,203.62
Unscheduled Contract Value Decline		576,490.65
Additional Contract Value Purchased		0.00
Ending Contract Value		201,096,525.33

Beginning Pre-funding Account Balance		0.00
Ending Pre-funding Account Balance		0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)		212,470,219.61
Total Ending Balance (Pool Balance + Pre-funding Account Balance)		201,096,525.33

Collateral Performance
Scheduled Amounts 30 - 59 days past due		$562,884.48	0.28%
Scheduled Amounts 60 days or more past due		$1,642,568.33	0.82%
Net Losses on Liquidated Receivables		$203,558.93	0.10%
Cumulative Net Losses		$5,540,592.67
Number of Loans at Beginning of Period		19,642
Number of Loans at End of Period		18,878
Repossessed Equipment not Sold or Reassigned (Beginning)		$524,307.49
Repossessed Equipment not Sold or Reassigned (End)		$452,993.92

Collections and Reinvestment Income
Receipts During the period		$12,378,277.75

Warranty Repurchases
Contracts deferred beyond Final Scheduled Maturity Date		$0.00
Government obligors		$0.00
Total Warranty Repurchases		$0.00

Total Collections For The Period		$12,378,277.75

Reinvestment Income (excluding Pre-funding Account)		$25,441.64
Reinvestment Income on Pre-funding Account)		$0.00

Net Swap Receipts		0.00
Net Swap Termination Payments due Trust from the Swap CounterParty		$0.00

Total Collections + Reinvestment Income For The Period - Swap Receipt		$12,403,719.39

Swap Termination Payments due to Swap CounterParty		$0.00
Prior Swap Termination Payment Shortfall		$0.00
Total Swap Termination Payment due to Swap CounterParty		$0.00

CNH Equipment Trust 2001-B

$321,500,000 Class A-1  2.1125% Asset Backed Notes due December 16, 2002

$170,000,000 Class A-2 2.495% Asset Backed Notes due April 15, 2004

$331,000,000 Class A-3 3.405% Asset Backed Notes due March 15, 2006

$132,328,000 Class A-4  4.450% Asset Backed Notes due April 16, 2007

$43,401,000 Class B  4.300% Asset Backed Notes due May 15, 2008

$22,977,424  4.300% Asset Backed Certificates

Actual Payment Date	5/17/2004

Caclulation of Distributable Amounts

Current Servicing Fee Due			1.000%	$177,058.52
Past Due Servicing Fee				$0.00
Total Servicing Fee Due				$177,058.52

Current Administration Fee Due			$500.00	$166.67
Past Due Administration Fee				$0.00
Total Administration Fee Due				$166.67

Total Principal Balance of Notes and Certificates (Beginning of Period)				$212,470,219.61
A-1 notes Beginning Principal balance				$0.00
A-2 notes Beginning Principal balance				$0.00
A-3 notes Beginning Principal balance				$48,134,867.12
A-4 notes Beginning Principal balance				$132,328,000.00
B notes Beginning Principal balance				$9,029,927.52
Certificate Beginning Principal balance				$22,977,424.97

A-1 notes Current Interest Due	2.1125%	act/360		$0.00

Class A-2 Current Interest Due
1 Month LIBOR Rate				1.10000%
Spread for Note				0.20000%
Floating Rate Yield				1.30000%	ACT/360

Class A-2 Current Interest Due				$0.00

Class A-2 Swap float Rate receipt due				$0.00
Class A-2 Swap fixed Rate payment due	2.495%	30/360		$0.00

Class A-2 Net Swap receipt				0.00
Class A-2 Past due Net Swap payment				0.00
Interest on Class A-2 Past due Net Swap payment				0.00
Class A-2 Net Swap payment				0.00

Class A-3 Current Interest Due
1 Month LIBOR Rate				1.10000%
Spread for Note				0.31000%
Floating Rate Yield				1.41000%	ACT/360

Class A-3 Current Interest Due				$60,329.03

Class A-3 Swap float Rate receipt due				$47,065.20
Class A-3 Swap fixed Rate payment due	3.405%	30/360		$136,582.69

Class A-3 Net Swap receipt				0.00
Class A-3 Past due Net Swap payment				0.00
Interest on Class A-3 Past due Net Swap payment				0.00
Class A-3 Net Swap payment				89,517.49

Net Swap Payments Due				89,517.49

A-4 notes Current Interest Due	4.450%	30/360		$490,716.33
B notes Current Interest Due	4.300%	30/360		$32,357.24
Certificate Current Interest Due	4.300%	30/360		$82,335.77

A-1 notes Past Due Interest				$0.00
A-2 notes Past Due Interest				$0.00
A-3 notes Past Due Interest				$0.00
A-4 notes Past Due Interest				$0.00
B notes Past Due Interest				$0.00
Certificate Past Due Interest				$0.00

A-1 notes Interest Due on Past Due Interest				$0.00
A-2 notes Interest Due on Past Due Interest				$0.00
A-3 notes Interest Due on Past Due Interest				$0.00
A-4 notes Interest Due on Past Due Interest				$0.00
B notes Interest Due on Past Due Interest				$0.00
Certificate Interest Due on Past Due Interest				$0.00

A-1 notes Total Interest Due				$0.00
A-2 notes Total Interest Due				$0.00
A-3 notes Total Interest Due				$60,329.03
A-4 notes Total Interest Due				$490,716.33
B notes Total Interest Due				$32,357.24
Certificate Total Interest Due				$82,335.77

A-1 notes Principal Due				$0.00
A-2 notes Principal Due				$0.00
A-3 notes Principal Due				$10,890,315.31
A-4 notes Principal Due				$0.00
Class B notes Principal Due				$483,378.97
Certificate Principal Due				$0.00

Total notes Interest Due				$583,402.60
Total notes Principal Due				$11,373,694.28
Net Swap/Termination Payment Due				$89,517.49
Total notes Distributable Amount				$12,046,614.37

CNH Equipment Trust 2001-B

$321,500,000 Class A-1  2.1125% Asset Backed Notes due December 16, 2002

$170,000,000 Class A-2 2.495% Asset Backed Notes due April 15, 2004

$331,000,000 Class A-3 3.405% Asset Backed Notes due March 15, 2006

$132,328,000 Class A-4  4.450% Asset Backed Notes due April 16, 2007

$43,401,000 Class B  4.300% Asset Backed Notes due May 15, 2008

$22,977,424  4.300% Asset Backed Certificates

Actual Payment Date	5/17/2004

Cash Available for Distribution
Total Collections + Reinvestment Income For The Period	$12,403,719.39

Beginning Negitive Carry Account	$0.00
Deposits from Negitive Carry Account to Distribution Account	$0.00

Beginning Spread Account Balance	$20,424,128.50
Additional Deposit to Spread Account from Pre-funding	$0.00
Deposits from Spread Account to Distribution Account	$0.00

Beginning Principal Supplement Account	$0.00
Deposits from Principal Supplement Account to Distribution Account	$0.00

Total Cash Available	$12,403,719.39

		Available Cash
Cash Allocation (Cashflow Waterfall)
Is CNH the servicier	yes
Servicing Fee Paid (If CNH is not the servicer)	$0.00
Servicing Fee Shortfall	$0.00
		$12,403,719.39
Administration Fee Paid	$166.67
Administration Fee Shortfall	$0.00
		$12,403,552.72
Net Swap Payment Paid	$89,517.49
Net Swap Payment Shortfall	$0.00

Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$12,314,035.23

Cash Available to Pay Note Interest	$12,314,035.23
Cash Available to Pay Termination Payment	$0.00

Class A-1 notes Interest Paid	$0.00
Class A-2 notes Interest Paid	$0.00
Class A-3 notes Interest Paid	$60,329.03
Class A-4 notes Interest Paid	$490,716.33
		$11,762,989.87
Class A-1 notes Interest Shortfall	$0.00
Class A-2 notes Interest Shortfall	$0.00
Class A-3 notes Interest Shortfall	$0.00
Class A-4 notes Interest Shortfall	$0.00

Swap Termination Payment Paid	$0.00
Swap Termination Payment Shortfall	$0.00
		$11,762,989.87
Class B notes Interest Paid	$32,357.24
Class B notes Interest Shortfall	$0.00
		$11,730,632.63
Class A-1 notes Principal Paid	$0.00
Class A-2 notes Principal Paid	$0.00
Class A-3 notes Principal Paid	$10,890,315.31
Class A-4 notes Principal Paid	$0.00
Class B notes Principal Paid	$483,378.97
		$356,938.35
Deposits to Spread Account	$0.00
		$356,938.35
Certificate Interest Paid	$82,335.77
Certificate Interest Shortfall	$0.00
		$274,602.58
Certificate Principal Paid	$0.00
		$274,602.58
Total Principal Balance of Notes and Certificates (End of Period)	$201,096,525.33
A-1 notes Ending Principal balance	$0.00
A-2 notes Ending Principal balance	$0.00
A-3 notes Ending Principal balance	$37,244,551.81
A-4 notes Ending Principal balance	$132,328,000.00
B notes Ending Principal balance	$8,546,548.55
Certificate Ending Principal balance	$22,977,424.97

Servicing Fee Paid (If CNH is the servicer)	$177,058.52
Servicing Fee Shortfall	$0.00
Release to Seller as Excess	$97,544.06	$97,544.06

CNH Equipment Trust 2001-B

$321,500,000 Class A-1  2.1125% Asset Backed Notes due December 16, 2002

$170,000,000 Class A-2 2.495% Asset Backed Notes due April 15, 2004

$331,000,000 Class A-3 3.405% Asset Backed Notes due March 15, 2006

$132,328,000 Class A-4  4.450% Asset Backed Notes due April 16, 2007

$43,401,000 Class B  4.300% Asset Backed Notes due May 15, 2008

$22,977,424  4.300% Asset Backed Certificates

Actual Payment Date				5/17/2004

				Amount	Factor	Per/$1000
Summary and Factors				$212,470,219.61	0.2080581	$208.06
Total Principal Balance of Notes and Certificates (Beginning of Period)				$0.00	0.0000000	$0.00
A-1 notes Beginning Principal balance				$0.00	0.0000000	$0.00
A-2 notes Beginning Principal balance				$48,134,867.12	0.1454226	$145.42
A-3 notes Beginning Principal balance				$132,328,000.00	1.0000000	$1,000.00
A-4 notes Beginning Principal balance				$9,029,927.52	0.2080581	$208.06
B notes Beginning Principal balance				$22,977,424.97	1.0000000	$1,000.00
Certificate Beginning Principal balance
				$201,096,525.33	0.1969205	$196.92
Total Principal Balance of Notes and Certificates (End of Period)				$0.00	0.0000000	$0.00
A-1 notes Ending Principal balance	2.1125%	$321,500,000.00		$0.00	0.0000000	$0.00
A-2 notes Ending Principal balance	2.495%	$170,000,000.00		$37,244,551.81	0.1125213	$112.52
A-3 notes Ending Principal balance	3.405%	$331,000,000.00		$132,328,000.00	1.0000000	$1,000.00
A-4 notes Ending Principal balance	4.450%	$132,328,000.00	93.50%	$8,546,548.55	0.1969205	$196.92
B notes Ending Principal balance	4.300%	$43,401,000.00	4.25%	$22,977,424.97	1.0000000	$1,000.00
Certificate Ending Principal balance	4.300%	$22,977,424.97	2.25%
				$0.00	0.0000000	$0.00
Class A-1 notes Interest Paid				$0.00	0.0000000	$0.00
Class A-2 notes Interest Paid				$60,329.03	0.0001823	$0.18
Class A-3 notes Interest Paid				$490,716.33	0.0037083	$3.71
Class A-4 notes Interest Paid				$32,357.24	0.0007455	$0.75
Class B notes Interest Paid				$82,335.77	0.0035833	$3.58
Certificate Interest Paid
				$0.00	0.0000000	$0.00
Class A-1 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A21 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-3 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class B notes Interest Shortfall				$0.00	0.0000000	$0.00
Certificate Interest Shortfall
				$0.00	0.0000000	$0.00
Class A-1 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-2 notes Principal Paid				$10,890,315.31	0.0329013	$32.90
Class A-3 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-4 notes Principal Paid				$483,378.97	0.0111375	$11.14
Class B notes Principal Paid				$0.00	0.0000000	$0.00
Certificate Principal Paid

Negitive Carry Account				1.527%
Negitive Carry		11/21/2001		0
Negitive Carry Days Remaining		11/21/2001		$0.00
Required Negitive Carry Account				$0.00
Beginning Negitive Carry Account				$0.00
Negitive Carry Account Withdrawls to Distribution Account				$0.00
Negitive Carry Released to Seller				$0.00
Ending Negitive Carry Account Balance				$0.00

Spread Account				$20,424,128.50
Required Spread Account Balance		2.00%		$20,424,128.50
Beginning Spread Account Balance				$0.00
Additional Deposit to Spread Account from Pre-funding				$0.00
Spread Account Withdrawls to Distribution Account				$0.00
Spread Account Deposits from Excess Cash				$0.00
Spread Account Released to Seller				$20,424,128.50
Ending Spread Account Balance

Principal Supplement Account				$0.00
Required Principal Supplement Account Balance				$0.00
Beginning Principal Supplement Account Balance				$0.00
Additional Deposit to Principal Supplement Account from Pre-funding				$0.00
Principal Supplement Account Withdrawls to Distribution Account				$0.00
Principal Supplement Account Released to Seller				$0.00
Ending Principal Supplement Account

Pre-funding Account				$0.00
Beginning Pre-funding Account Balance				$0.00
New Contract Value Purchased				$0.00
Deposits to Spread Account				$0.00
Deposits to Principal Supplement Account				$0.00
Ending Pre-funding Account Balance				$0.00
Release to seller

Total Release to Seller				$274,769.25